Exhibit 99.2

American Rebel Light Beer Invites Patriotic Music Fans to Black Oak Amphitheater Tonight for Big & Rich-Headlined 9/11 Tribute Honoring First Responders and America’s Military

Craig Morgan, Andy Ross - American Rebel Holdings, Inc. (OTCID:AREB), Jacob Smalley and the Morgan County Line join a special evening of remembrance at Table Rock Lake; American Rebel Light Beer encourages fans to arrive early and show their support

Craig Morgan, Andy Ross - American Rebel Holdings, Inc. (OTCID:AREB), Jacob Smalley and the Morgan County Line join a special evening of remembrance at Table Rock Lake; American Rebel Light Beer encourages fans to arrive early and show their support

NASHVILLE, TN AND LAMPE, MO / ACCESS Newswire / September 11, 2026 / American Rebel Holdings, Inc. (OTCID:AREB), America’s Patriotic Brand™ and the company behind American Rebel Light Beer (www.americanrebelbeer.com), invites patriotic Americans and music fans to come together tonight at Black Oak Amphitheater, Southwest Missouri’s Premier Outdoor Concert Venue, for a special concert commemorating the 25th anniversary of September 11. Headlined by Big & Rich with Cowboy Troy, with featured performer Craig Morgan, the evening will combine live music with heartfelt tributes to first responders, America’s military and the lives lost on 9/11.

BLACK OAK
AMPHITHEATER
TABLE ROCK LAKE - LAMPE, MO
THE WEATHER
FOR FRIDAY WILL BE
Awesome!
MUSIC
FREEDOM
REMEMBRANCE
TOGETHER
86° TEMPERATURE
88° FEELS LIKE
7 MPH SE WIND
MOSTLY SUNNY
17% PRECIPITATION
38% CLOUD COVER
PERFECT WEATHER FOR A GREAT NIGHT OF LIVE MUSIC!
Big & Rich
WITH SPECIAL GUEST
CRAIG MORGAN
ANDY ROSS
AMERICAN REBEL BEER
JACOB SMALLEY AND THE MORGAN COUNTY LINE
FRIDAY, SEPTEMBER 11TH, 2026
HONORING OUR FIRST RESPONDERS ★ ALL BRANCHES OF THE MILITARY ★ 25TH ANNIVERSARY OF 9/11
NEVER FORGET 9.11.2001
GET YOUR TICKETS NOW!
WWW.BLACKOAKAMP.COM
Let Freedom Ring!
LIVE MUSIC ★ GOOD FRIENDS ★ A BRIGHTER TOMORROW

Remember. Honor. Celebrate. Black Oak Amphitheater brings together country music and patriotic remembrance for its September 11 tribute at Table Rock Lake

Remember. Honor. Celebrate.

Black Oak Amphitheater brings together country music and patriotic remembrance for its September 11 tribute at Table Rock Lake.

Remember the Fallen. Honor Those Who Serve. Stand Together for America.

Twenty-five years later, the call to remember remains as important as ever. Tonight’s gathering is an opportunity to honor the courage of those who answered the call on September 11, remember the families whose lives were forever changed, and express gratitude to the men and women who continue to protect our communities and our country.

Black Oak Amphitheater’s tribute will bring that spirit of appreciation to the stage through music, reflection and recognition of first responders and military personnel. The event is designed to unite the community in remembrance while celebrating the freedoms Americans share.

Alongside headliners Big & Rich with Cowboy Troy and featured performer Craig Morgan, the evening includes Jacob Smalley and the Morgan County Line and Andy Ross, Chief Executive Officer of American Rebel Holdings, Inc.

“Coming back to Black Oak Amphitheater feels like coming home to the heart of American patriotism,” said Andy Ross, CEO of American Rebel Holdings, Inc. “This venue isn’t trying to be the biggest-it’s committed to being the best. Black Oak stands for honoring our first responders, celebrating our military, and giving Americans a place to come together under one sky. I’m proud to be back on that stage for a night that means so much to all of us.”

Black Oak Amphitheater continues to strengthen its reputation as the Ozarks’ premier patriotic concert venue-committed not to being the biggest, but to being the best. Its dedication to honoring first responders, celebrating America’s military and hosting meaningful community events makes it a natural partner for American Rebel Light Beer.

American Rebel Light - America’s Patriotic Beer - is A Better-for-You Light Lager Built for the Live-Music Crowd

American Rebel Light Beer is marketed as an all-natural premium domestic light lager, with 110 calories, 4 grams of carbs, and 4.2% ABV per 12-ounce serving. Company consumer materials describe the beer as made without corn syrup or rice extract.

Throughout the evening, fans will be invited to enjoy American Rebel Light Beer in the setting it was built for: live music, shared moments, and a crowd that wants to celebrate the American spirit.

Come Early. Enjoy the Music. Raise an American Rebel Light.

American Rebel Light Beer continues as a featured sponsor of Black Oak Amphitheater, building on the partnership announced earlier this year and the shared connection among live music, community and American pride.

American Rebel encourages fans to make an evening of it: arrive early, enjoy the food and live music, and be there for the tributes that make this gathering meaningful. For guests 21 and older, an ice-cold American Rebel Light Beer offers a refreshing accompaniment to a night under the Ozarks sky.

Whether coming for Big & Rich, Craig Morgan or the entire lineup, fans are encouraged to bring their friends, their gratitude and their love of the USA.

Tonight, the spotlight belongs to the heroes-and the community coming together to honor them.

Tonight’s Schedule: Arrive Early for the Full Experience

The following schedule highlights are drawn from Black Oak’s “Know Before You Go” announcement. All times are Central and subject to change.

Time	Scheduled Activity
4:00 p.m.	Parking opens
5:00 p.m.	Zac Hatton - American Rebel Beer Party Stage
6:20 p.m.	Color Guard presentation
6:30 p.m.	Jacob Smalley and the Morgan County Line
7:15 p.m.	Andy Ross
8:00 p.m.	Craig Morgan
9:00 p.m.	Special video presentation and fireworks
9:30 p.m.	Big & Rich with Cowboy Troy

AMERICAN
REBEL
EST
1776
light
VIP
PAVILION
WILL BE ROCKIN!
GET YOUR TICKETS
FAST!
AMERICAN
REBEL
COME SEE
BIG & RICH
AMERICAN
REBEL
light
250
GOD FEARING
CONSTITUTION LOVIN
BORN IN THE USA
WITH SPECIAL GUEST
CRAIG
MORGAN
THE AMERICAN REBEL
Andy Ross
ON 9/11
BLACK OAK
AMPHITHEATER
A LOT OF
GREAT MUSIC
VIDEO MONTAGES
REMEMBERING 9/11
www.blackoakamp.com
THE PUBLIC
SERVICE FOR THE
SCAN
FOR TICKETS!
LE FAMILY TO ENJOY!

Come early and be part of the tribute. Pre-show music begins at 5:00 p.m. on the American Rebel Beer Party Stage.

Location: Black Oak Amphitheater, 1728 State Highway H, Lampe, Missouri 65681, near Table Rock Lake. Tickets, entry information and the latest event updates are available through Black Oak Amphitheater’s official website.

Get your tickets. Get there early. Honor our first responders and military. Join American Rebel for a memorable night of music, gratitude and American pride.

About American Rebel Light Beer

American Rebel Light Beer is a premium domestic light lager crafted for patriots who love their country and want crisp, clean, full-flavor refreshment with a lighter feel. American Rebel Light Beer celebrates freedom, Life, Liberty, and the pursuit of the American Dream - anchored by its signature brand statement:

“America’s Patriotic, God-Fearing, Constitution-Loving, National Anthem-Singing, Stand-Your-Ground Beer.”

PUT A CAN IN YOUR HAND: A BETTER FOR YOU PREMIUM LIGHT LAGER BUILT TO WIN

American Rebel Light Beer is crafted for beer drinkers who want a crisp, clean, easy-drinking domestic light lager with a “better for you” profile, aligned with a brand that celebrates freedom and the American spirit. It’s the only BEER we’re DRINKIN’ ROUND HERE.

Calories: 110 per 12 oz

Carbs: 4g per 12 oz

ABV: 4.2%

Recipe: 100% all malt - no adjuncts, no corn syrups, no rice extracts

Process: Cold, extended fermentation for crisp taste and “brilliant” clarity

Brewed by: City Brewing Company, La Crosse, Wisconsin, in partnership with the AlcSource beverage innovation team

Since its launch in September 2024, American Rebel Light Beer has rolled out in 18 states - including Tennessee, Florida, North Carolina, Virginia, Ohio, Kentucky, Missouri, Indiana, Mississippi, Minnesota, Arkansas, Pennsylvania, Massachusetts, West Virginia, Iowa, Alabama, Connecticut, and Kansas - and continues to expand nationwide as America’s Patriotic, “better for you” light beer.

Headquartered in Nashville, Tennessee, American Rebel Light Beer is proudly served in leading honky-tonk establishments up and down Lower Broadway, bringing patriotic refreshment to the heart of Music City. The brand pursues a Distributor-First growth strategy, prioritizing strong partnerships with leading wholesalers to rapidly expand retail and on-premise availability and build nationwide momentum.

For more information, visit americanrebelbeer.com

Retail and Distribution Inquiries

Todd Porter, President, American Rebel Beverages

tporter@americanrebelbeer.com

About Black Oak Amphitheater

Black Oak Amphitheater in Lampe, Missouri is an open-air concert venue near Table Rock Lake that brands itself as Missouri’s premier outdoor concert venue. Known for its pre-show party atmosphere, VIP options, major touring acts and destination live entertainment in the Ozarks, Black Oak Amphitheater has become a premier outdoor concert destination just 20 minutes from the Branson entertainment corridor.

The venue, nestled in the scenic Ozark Mountains near Table Rock Lake, has a rich history. It originally opened in 1983 under the name Swiss Villa Amphitheater and, throughout the 1980s and 1990s, became a major tour stop for some of the biggest names in rock and country music. Legendary acts including Ozzy Osbourne, Def Leppard, Lynyrd Skynyrd, REO Speedwagon, Bob Dylan and Steppenwolf have graced its stage, drawing massive crowds to the unincorporated community of Lampe.

Today, Black Oak Amphitheater consistently pulls national touring acts across country, rock, and Christian music, celebrated by fans for its open-air setting, natural acoustics, and beautiful Ozark sunsets.

About American Rebel Holdings, Inc.

American Rebel Holdings, Inc. (OTCID:AREB), America’s Patriotic Brand™, offers American Rebel Light Beer, safes and security products, and patriotic lifestyle merchandise. Headquartered in Nashville, Tennessee, the Company brings together products and experiences celebrating faith, family, freedom and love of country.

Through strategic partnerships across sports, music, racing, and entertainment, American Rebel continues building a lifestyle-driven consumer brand focused on connecting with hardworking Americans who value faith, family, freedom, and country. The Company’s expanding NHRA sponsorship footprint - including partnerships with Tony Stewart Racing Nitro, Matt Hagan, Leah Pruett, and John Hall Racing - reflects American Rebel’s commitment to creating authentic consumer engagement opportunities while supporting retail growth, national brand visibility, and shareholder value.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding scheduled performances, tribute activities, sponsorship participation, product positioning, distribution expansion, market growth, and the continued rollout of American Rebel Light Beer. Forward-looking statements are based on current expectations, estimates, assumptions and projections that involve significant risks and uncertainties, many of which are beyond the Company’s control and could cause actual results or events to differ materially from those expressed or implied.

Forward-looking statements in this release include, but are not limited to, statements regarding:

●	American Rebel Light Beer’s role as a presenting sponsor of the Black Oak Amphitheater event;
●	The Company’s participation in tribute-related activities;
●	Anticipated attendance, programming, and event-day operations at Black Oak Amphitheater;
●	The continued nationwide expansion of American Rebel Light Beer into new states, retail accounts, and on-premise venues;
●	The Company’s Distributor-First growth strategy and expectations regarding wholesaler partnerships;
●	The production, availability, and consumer acceptance of American Rebel Light Beer; ● The Company’s branding, marketing, and promotional initiatives;
●	The performance, timing, and availability of artists scheduled to appear at Black Oak Amphitheater;
●	The Company’s ability to maintain or expand relationships with brewing partners, distributors, retailers, and event venues.

American Rebel Light Beer is a presenting sponsor of the Black Oak Amphitheater event. Sponsorship does not imply any affiliation, endorsement, partnership, or commercial relationship with any artists, performers, or talent referenced in this release, including Big & Rich, Cowboy Troy, Craig Morgan, Jacob Smalley, the Morgan County Line, or any other individuals or groups. All performers appear independently under agreements with the venue or event organizers.

A number of factors could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including but not limited to: ● Weather conditions, natural events, or operational disruptions affecting scheduled performances; ● Changes to event programming, timing, artist availability, or venue operations; ● Supply chain constraints, production delays, ingredient availability, or manufacturing interruptions; ● Regulatory changes affecting alcohol production, distribution, labeling, marketing, or sales; ● Shifts in consumer preferences, competitive pressures, or market conditions in the beverage industry; ● The Company’s ability to secure and maintain distribution agreements, retail placements, and on-premise activations; ● Economic conditions, inflationary pressures, transportation costs, or other macroeconomic factors; ● Risks associated with operating a public company, including compliance obligations and reporting requirements; ● Any other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent filings.

Forward-looking statements speak only as of the date of this release. American Rebel Holdings, Inc. undertakes no obligation to update or revise any forward-looking statements to reflect events, circumstances, or changes in expectations after the date of this release, except as required by law.

American Rebel Light Beer is intended for adults 21 and older. Please enjoy responsibly and arrange a safe ride home. References to performers, first responders, military personnel, or venue representatives do not imply their endorsement of American Rebel products.

Investor Relations and Media:

American Rebel Holdings, Inc.

info@americanrebel.com

SOURCE: American Rebel Holdings, Inc.